Exhibit 99.1

Date: January 18, 2011

China Wind Systems, Inc.
No. 9 Yanyu Middle Road
Qianzhou Village, Huishan District, Wuxi City
Jiangsu Province, People’s Republic of China

Re:  Stock Purchase Agreement

Dear Sirs:

This agreement sets forth the terms on which the undersigned (the “Investor”) agrees to purchase 35,014 shares (the “Shares”) of common stock, par value $.001 per share (“Common Stock”) of China Wind Systems, Inc., a Delaware corporation, for a total purchase price of $125,000.

In consideration of the mutual covenants and agreements set forth herein, the Company and the Investor hereby agree as follows:

1.    The Investor hereby agrees to purchase from the Company, and the Company agrees to sell to the Investor, 35,014 Shares for a total purchase price of $125,000 (the “Purchase Price”).

2.    Payment of the Purchase Price shall be made by wire transfer or otherwise in accordance with the instructions from the Company. The Company will have the Shares issued to the Investor as soon as practical after its receipt of payment of the Purchase Price.

3.    The Investor hereby represents, warrants, covenants and agrees as follows:

(a)  The Investor understands that the offer and sale of the Shares is being made only by means of this Agreement.  The Investor understands that the Company has not authorized the use of, and the Investor confirms that he is not relying upon, any other information, written or oral, other than material contained in this Agreement and in material that has been publicly filed by the Company with the Securities and Exchange Commission (the “Commission”) on or prior to the date of this Agreement.  The Investor is aware that the purchase of the Shares involves a high degree of risk and that the Investor may sustain, and has the financial ability to sustain, the loss of his entire investment, understands that no assurance can be given that the Company will be profitable in the future, that the Company will need additional financing and that the failure of the Company to raise additional funds when required may have a material adverse effect upon its business.  The Investor understands that he is presently unable to publicly sell the Shares pursuant to Rule 144 of the Commission pursuant to the Securities Act of 1933, as amended (the “Securities Act”), and that his ability to sell the Shares in the public market is limited as provided in said Rule 144.  Furthermore, in subscribing for the Shares, the Investor acknowledges that he is not relying upon any projections or any statements of any kind relating to future revenue, earnings, operations or cash flow or acquisitions in purchasing the Shares.

(b)  The Investor represents to the Company that the Investor is an accredited investor within the meaning of Rule 501 of the Commission under the Securities Act and he understands the meaning of the term “accredited investor.”  The Investor has indicated on the signature page of this Agreement the basis for his status as an accredited investor, based on the definition as set forth in Exhibit A to this Agreement.  The Investor further represents that the Investor has such knowledge and experience in financial and business matters as to enable the Investor to understand the nature and extent of the risks involved in purchasing the Shares.  The Investor is fully aware that such investments can and sometimes do result in the loss of the entire investment.  The Investor has engaged his own counsel and accountants to the extent that he deems it necessary.

(c)  The Investor is not acquiring the Shares as a result of, and will not itself engage in, any “directed selling efforts” (as defined in Regulation S of the Commission under the Securities Act (“Regulation S”)) in the United States in respect of the Shares which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Shares; provided, however, that the Investor may sell or otherwise dispose of the Shares pursuant to registration thereof under the Securities Act and any applicable state and provincial securities laws or under an exemption from such registration requirements.

(d)  The Investor acknowledges and agrees that none of the Shares have been registered under the Securities Act, or under any state securities or “blue sky” laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S, except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and in each case in accordance with applicable state securities laws.

(e)  The Investor acknowledges and agrees that the Company will refuse to register any transfer of the Shares not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act and in accordance with applicable state and provincial securities laws.

(f)  The Investor represents and warrants that no broker or finder was involved directly or indirectly in connection with his purchase of the Shares pursuant to this Agreement except as disclosed in writing to the Company. The Investor shall indemnify the Company and hold it harmless from and against any manner of loss, liability, damage or expense, including fees and expenses of counsel, resulting from a breach of the Investor’s warranty contained in this Section 3(f).

(g)  The Investor understands that he or she has no registration rights with respect to the Shares.

(h)  The Investor is not a citizen or resident of the United States.

(i)  The Investor is acquiring the Shares for his or her own account, for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Shares in the United States or to U.S. Persons, and no other person has a direct or indirect beneficial interest in such Shares.

(j)  If the Investor is an entity, the Investor was not formed for the purpose of making an investment in the Company’s securities.

(k)  The Investor is not an underwriter of, or dealer in, the common stock of the Company, nor is the Investor participating, pursuant to a contractual agreement or otherwise, in the distribution of the Shares.

(l)  The Investor was not induced to invest by any form of general solicitation or general advertising including, but not limited to, the following: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over the news or radio; and (ii) any seminar or meeting whose attendees were invited by any general solicitation or advertising.

(m)  No person has made to the Investor any written or oral representations:

(i)  that any person will resell or repurchase any of the Shares;

(ii)  that any person will refund the purchase price of any of the Shares;

(iii)  as to the future price or value of any of the Shares; or

(iv)  that any of the Shares will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Shares of the Company on any stock exchange or automated dealer quotation system.

(n)  The Investor will not transfer any Shares except in compliance with all applicable federal and state securities laws and regulations, and, in such connection, the Company may request an opinion of counsel reasonably acceptable to the Company as to the availability of any exemption.

(o)  The Investor represents and warrants that the address set forth on the signature page is his true and correct address, and understands that the Company will rely on this representation.

(p)  The Investor is not an associate of a registered broker-dealer.

(q)  If the Investor is a corporation, partnership, trust or other entity, the Investor represents and that (i) it is authorized and otherwise duly qualified to purchase and hold the Shares; (ii) this Stock Purchase Agreement has been duly and validly authorized, executed and delivered and constitutes the legal, binding and enforceable obligation of the Investor, and (iii) the individual who executed this Agreement on behalf of the Investor is authorized to do so.

(r)  The Investor acknowledges that the Company has made no representation or warranties except as expressly set forth in this Agreement.

4.    The Company represents and warrants to the Investor as follows:

(a)  The issuance of the Shares has been duly authorized by all necessary corporate action and when issued pursuant to this Agreement upon payment of the Purchase Price of the Shares, the Shares will be duly and validly authorized and issued, fully paid and non-assessable.

(b)  The offer, offer for sale, and sale of the Shares has not been registered with the Commission.  The Shares are being offered for sale and sold in reliance upon the exemptions from the registration provided by Regulation S of the Commission under the Securities Act, it being understood that the Company will be rely upon the representations of the Investor in claiming such exemption.

5.    The proceeds from the sale of the Shares will be used for working capital and other corporate purposes.

6.    All notices provided for in this Agreement shall be in writing signed by the party giving such notice, and delivered personally or sent by overnight courier or messenger against receipt thereof or sent by registered or certified mail (air mail if overseas), return receipt requested or by telecopier or e-mail if receipt of transmission is confirmed by the recipient or if transmission is confirmed by mail as provided in this Section 8.  Notices shall be deemed to have been received on the date of receipt.  Notices shall be sent to the Company at China Wind Systems, Inc. at the address set forth as the beginning of this Agreement to the attention of the person executing this Agreement on behalf of the Company and to the Investor at his address and telecopier number set forth on the records of the Company.  A copy of any notice to the Company shall be sent to Sichenzia Ross Friedman Ference LLP, 61 Broadway, 32nd floor, New York, New York 10006, Attention Asher S. Levitsky P.C., telecopier: (212) 930-9725, e-mail: alevitsky@srff.com.  Either party may change the address or person to whom notice should be by notice given in the manner set forth in this Section 8.

7.    (a)  This Agreement constitutes the entire agreement between the parties relating to the subject matter hereof, superseding any and all prior or contemporaneous oral and prior written agreements, understandings and letters of intent.  This Agreement may not be modified or amended nor may any right be waived except by a writing which expressly refers to this Agreement, states that it is a modification, amendment or waiver and is signed by all parties with respect to a modification or amendment or the party granting the waiver with respect to a waiver.  No course of conduct or dealing and no trade custom or usage shall modify any provisions of this Agreement.

(b)  This Agreement and the rights of the parties shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely within such State.  Each party hereby (i) consent to the exclusive jurisdiction of the United States District Court for the Southern District of New York and state courts of the State and County of New York in any action relating to or arising out of this Agreement, (ii) agrees that any process in any such action may be served upon it either (x) by certified or registered mail, return receipt requested, or by hand delivery or overnight courier service which obtains evidence of delivery, with the same full force and effect as if personally served upon such party in New York City or (y) any other manner of service permitted by law, and (iii) waives any claim that the jurisdiction of any such tribunal is not a convenient forum for any such action and any defense of lack of in personam jurisdiction with respect thereto. The parties executing this Agreement and other Transaction Documents agree to waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney’s fees and costs.

(c)  In the event that any provision of this Agreement or any other Transaction Document is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative only to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

(d)  References in this Agreement to the male, female or neuter gender shall include the other genders, the singular shall include the plural and the plural shall include the singular.

(e)  This Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective successors and permitted assigns.

(f)  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same document.

(g)  The various representations, warranties, and covenants set forth in this Agreement or in any other writing delivered in connection therewith shall survive the issuance of the Shares.

Please confirm your agreement with the foregoing by signing this Agreement where indicated.

[Signature on next page]

Very truly yours,

INVESTOR:
/s/ Fernando Liu Fernando Liu

Bldg 387, 2199 GuDai Road MinHang District Shanghai, People’s Republic of China 201100 Address of Investor
Social Security or Taxpayer Identification Number of Investor
The Investor meets the tests for an accredited investor as set forth in the following Section of Exhibit A:  (c)

Accepted  this  18th  day of January, 2011

CHINA WIND SYSTEMS, INC.

By: /s/ Jianhua Wu
Name: Jianhua Wu
Title: Chief Executive Officer

Exhibit A
Accredited Investors

An Investor who meets any one of the following tests is an accredited investor:

(a)           The Investor is an individual who has a net worth, or joint net worth with the Investor’s spouse, of at least $1,000,000.

(b)           The Investor is an individual who had individual income of more than $200,000 (or $300,000 jointly with the Investor’s spouse) for the past two years, and the Investor has a reasonable expectation of having income of at least $200,000 (or $300,000 jointly with the Investor’s spouse) for the current year.

(c)           The Investor is an officer or director of the Company.

(d)           The Investor is a bank as defined in section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity.

(e)           The Investor is a broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934.

(f)           The Investor is an insurance company as defined in section 2(13) of the Securities Act.

(g)           The Investor is an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act.

(h)           The Investor is a small Business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958.

(i)           The Investor is an employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

(j)           The Investor is a private business development company as defined in section 202(a)(22) of the Investment Advisers Act of 1940.

(k)           The Investor is an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000.

(l)           The Investor is a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the Commission under the Securities Act.

(m)           The Investor is an entity in which all of the equity owners are accredited investors (i.e., all of the equity owners meet one of the tests for an accredited investor).

If an individual investor qualifies as an accredited investor, such individual may purchase the Shares in the name of his or her individual retirement account (“IRA”).

A-1